--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.16
--------------------------------------------------------------------------------

------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
AMERICAN WASTE TRANSPORT, INC.             REVISED
                                           -------
                                           Report Number: 2          Page 1 of 3


                      Debtor.              For the period FROM: Januray  1, 2001
                                                          TO: January 31, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44134 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 2             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          Not applicable --------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:
         -----------------------------------------------------------------------

4.       Tax Liability:
                      Gross Payroll Expense for Period:           $  181,601.38
                                                                  --------------
                      Gross Sales for Period Subject to Sales Tax $     0.00
                                                                  --------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes              $41,503.54
    State Payroll and Withholding Taxes                 $9,611.52
    State Sales and Use Taxes
    Real Property Taxes*****

     ****Includes personal property tax   *  Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 2             Page 3 of 3
--------------------------------------------------------------------------------

6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                      $19,267.00
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000        $ 241,105.56    $  1,500.00      Feb 7, 2001         $  1,500.00      1127              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.


Dated:       June     , 2001
                   ----
                             /s/ Eugene W. Tidgewell
                                                        ------------------------
                         Debtor in Possession or Trustee

                          AMERICAN WASTE TRANSPORT,INC.
                                  PROFIT & LOSS
                                  JANUARY 2001


                                                           Jan 01
                                                        ------------
    Ordinary Income/Expense
            Income
                4000-TRANSPORTATION                       530,020.65
                4001-LOADING FEES                          56,085.00
                                                        ------------
            Total Income                                  586,105.65


            Cost of Goods Sold
                5005-DAMAGE OUTSIDE VEHICLES                  428.72
                5200-DRIVER COST
                    5210-DRIVER WAGES                     137,408.57
                    5220-DRIVER PAYROLL TAXES              14,994.46
                    5260-DRUG TESTS                           649.00
                                                        ------------
                Total 5200-DRIVER COST                    153,052.03


                5300-INSURANCE
                    5310-MEDICAL                           10,011.52
                    5320-LIABILITY                         80,439.92
                    5330-WORKERS' COMPENSATION             71,903.18
                                                        ------------
                Total 5300-INSURANCE                      162,354.62


                5500-FUEL                                  82,257.67
                5510-FUEL; RENTAL AND FUEL INCOME             500.00
                5550-TRUCK RENTAL                             108.10
                5580-RADIOS                                  -100.00
                5600-REGISTRATION                          10,120.37
                5700-REPAIR & MAINTENANCE
                    5710-MECHANIC WAGES                    34,694.24
                    5715-PAYROLL TAXES - MECHANIC           3,512.93
                    5720-TIRES                              5,911.07
                    5725-TIRE SERVICE                         699.38
                    5730-TRUCK MAINTENANCE                  2,685.83
                    5735-TRUCK REPAIR- PARTS               16,939.26
                    5740-TRAILER MAINTENANCE                  320.11
                    5745-TRAILER REPAIRS                    2,681.88
                    5750-TRUCK WASH                           925.00
                    5700-REPAIR & MAINTENANCE - Other      13,920.56
                                                        ------------
                Total 5700-REPAIR & MAINTENANCE            82,290.26


                5850-TICKET                                   624.00
                                                        ------------
            Total COGS                                    491,635.77
                                                        ------------
        Gross Profit                                       94,469.88
            Expense
                6020-AUTO EXPENSES
                    6022-GAS & OIL                            736.78
                                                        ------------
                Total 6020-AUTO EXPENSES                      736.78


                6050-BANK CHARGES                             208.33
                6110-CORPORATE ALLOCATION                  36,985.62

                          AMERICAN WASTE TRANSPORT,INC.
                                  PROFIT & LOSS
                                  JANUARY 2001


                                                           Jan 01
                                                        ------------


              6250-EXPENSE REIMBURSEMENT                      500.00
              6510-MAINTENANCE                                196.81
              6530-MEDICAL INSURANCE                          -98.15
              6580-OFFICE WAGES                             6,600.00
              6585-PAYROLL TAXES - OFFICE                     686.60
              6700-PERMITS                                     44.00
              6710-POSTAGE & DELIVERY                          39.16
              6756-RENT                                     2,032.82
              6850-TRAVEL & ENTERTAINMENT
               6852-LODGING                                   500.00
               6853-MEALS                                      70.92
                                                         -----------
              Total 6850-TRAVEL & ENTERTAINMENT               570.92


              6900-UTILITIES
               6920-ELECTRIC                                  296.45
               6940-TELEPHONE                               5,423.01
               6950-WATER                                      39.08
               6960-WASTE                                     402.38
                                                         -----------
              Total 6900-UTILITIES                          6,160.92


              6999-UNCATEGORIZED EXPENSES                       0.00
                                                         -----------
          Total Expense                                    54,663.81
                                                         -----------
    Net Ordinary Income                                    39,806.07
                                                         -----------
Net Income                                                 39,806.07
                                                         ===========

                          AMERICAN WASTE TRANSPORT,INC.
                                A/R AGING SUMMARY
                             AS OF JANUARY 31, 2001



                     Current       1 - 30        31 - 60       61 - 90         > 90         TOTAL
                    -----------  ------------  ------------- -------------  -----------  ------------
    ALLIED WASTE     13,693.06    109,870.50     119,529.20     58,103.08         0.00    301,195.84
    BFI CENTRAL      20,105.00    128,695.73     115,372.50     48,532.01         0.00    312,705.24
    COAST            19,310.47    116,874.13           0.00          0.00         0.00    136,184.60
    CRT               1,220.00     14,915.00      28,485.00          0.00         0.00     44,620.00
    EDCO              2,369.92     13,525.44      10,740.52          0.00         0.00     26,635.88
    ORGANIC             280.00      1,056.00       5,470.00      6,320.00    34,940.00     48,066.00
    POTENTIAL         3,575.00     24,825.00       6,260.00          0.00         0.00     34,660.00
    UNIVERSAL        30,784.54     21,765.39           0.00          0.00         0.00     52,549.93
                    -----------  ------------  ------------- -------------  -----------  ------------
TOTAL                91,337.99    431,527.19     285,857.22    112,955.09    34,940.00    956,617.49
                    ===========  ============  ============= =============  ===========  ============

                         AMERICAN WASTE TRANSPORT, INC.
                                A/P AGING SUMMARY
                             AS OF JANUARY 31, 2001


                                                 Current     1 - 30     31 - 60    61 - 90    > 90     TOTAL
                                                ----------- ----------  ---------  --------  ------- -----------
"Y"TIRE SALES                                     6,069.86       0.00       0.00      0.00     0.00    6,069.86
AIRGAS - WEST                                        40.60       0.00       0.00      0.00     0.00       40.60
ALLIED CREDIT COMPANY                               312.00       0.00       0.00      0.00     0.00      312.00
AMERICAN WASTE TRANSPORT                          3,511.55       0.00       0.00      0.00     0.00    3,511.55
COLONIAL LIFE & ACCIDENT INSURANCE CO.                0.00   2,930.36       0.00      0.00     0.00    2,930.36
CONSTRUCTION MACHINERY INC.                           0.00    -174.92       0.00      0.00     0.00     -174.92
DELUXE BUSINESS FORMS AND SUPPLIES                    0.00     340.21       0.00      0.00     0.00      340.21
DEPARTMENT OF MOTOR VEHICLES                          0.00      44.00       0.00      0.00     0.00       44.00
ESGAR E. CAMPOS                                     500.00       0.00       0.00      0.00     0.00      500.00
GREYSTONE HEALTH SCIENCES CORPORATION                49.00       0.00       0.00      0.00     0.00       49.00
HELIX WATER DISTRICT                                 39.08       0.00       0.00      0.00     0.00       39.08
LAWSON PRODUCTS INC.                                  0.00    -140.45       0.00      0.00     0.00     -140.45
MOBILE MINI, Inc.                                   632.82     571.55       0.00      0.00     0.00    1,204.37
OFFICE DEPOT                                          0.00     193.94     132.06      0.00     0.00      326.00
PACIFIC BELL                                        106.31       0.00       0.00      0.00     0.00      106.31
PERFORMANCE POWER SYSTEMS, Inc.                      66.00       0.00       0.00      0.00     0.00       66.00
PRAXAIR DISTRIBUTION, Inc.                          127.29       0.00       0.00      0.00     0.00      127.29
READICARE MEDICAL GROUP, Inc. - SD                  600.00       0.00       0.00      0.00     0.00      600.00
SAN DIEGO GAS & ELECTRIC                            230.45       0.00       0.00      0.00     0.00      230.45
SAN DIEGO WELDERS SUPPLY, Inc.                      255.05       0.00       0.00      0.00     0.00      255.05
SORIANO'S MOBIL WASH                                  0.00     700.00       0.00      0.00     0.00      700.00
STATE COMPENSATION INSURANCE FUND                23,303.80       0.00       0.00      0.00     0.00   23,303.80
SUPERIOR COURT MINOR OFFENSE DIVISION                 0.00      77.00       0.00      0.00     0.00       77.00
THE SOCO GROUP, Inc.                             12,876.24       0.00       0.00      0.00     0.00   12,876.24
TRACI BAROZ                                           0.00   1,026.61       0.00      0.00     0.00    1,026.61
U. S. TRUSTEE                                         0.00   1,500.00       0.00      0.00     0.00    1,500.00
WASTE MANAGEMENT                                    198.64       0.00       0.00      0.00     0.00      198.64
                                                ----------- ----------  ---------  --------  ------- -----------


TOTAL                                            48,918.69    7,068.30    132.06      0.00     0.00   56,119.05
                                                =========== ==========  =========  ========  ======= ===========


                                                      AWT POST ACCRUAL
                                                   TRANSACTIONS BY ACCOUNT
                                                   AS OF JANUARY 31, 2001



                        Type       Date    Num           Name         Memo            Class Clr           Split             Amount
                        ----- ----------- --------- ---------- ---------------------- ----- --- ------------------------  ----------
2020-ACCRUED FEDERAL
 PAYROLL TAXES
                        Check  01/04/2001 WIRE      SANWA BANK                                  1003-SANWA PAYROLL TAXES   -8,711.33
                        Check  01/10/2001 WIRE      SANWA BANK                                  1003-SANWA PAYROLL TAXES   -8,229.73
                        Check  01/18/2001 WIRE      SANWA BANK                                  1003-SANWA PAYROLL TAXES   -8,721.82
                        Check  01/24/2001 WIRE      SANWA BANK                                  1003-SANWA PAYROLL TAXES   -8,077.96
                        Check  01/29/2001 WIRE      SANWA BANK                                  1003-SANWA PAYROLL TAXES   -7,762.70
                                                                                                                          ----------
TOTAL FEDERAL TAX                                                                                                         -41,503.54
 PAYROLL TAX PAYMENTS                                                                                                     ----------


2021-ACCRUED STATE                                                                                                        ==========
 PAYROLL TAXES          Bill   01/12/2001 428-3467- EMPLOYMENT DE\PAYROLL TAX DEPOSIT           2001-A/P - POST FILING     -4,188.53
                        Bill   01/24/2001 42834671  EMPLOYMENT DEVELOPMENT DEPT.                2001-A/P - POST FILING     -1,911.44
                        Check  01/29/2001 100       EMPLOYMENT DEVELOPMENT DEPT.                1003-SANWA PAYROLL TAXES   -1,827.85
                        Check  01/31/2001 101       EMPLOYMENT DE\42834671                      1003-SANWA PAYROLL TAXES   -3,271.42
                        Check  01/31/2001 102       ARIZONA DEPART 07-530207H                   1003-SANWA PAYROLL TAXES     -240.13
                                                                                                                         -----------
TOTAL STATE PAYROLL                                                                                                       -11,439.37
 TAX PAYMENTS                                                                                                            -----------



                INSURANCE COVERAGE
                ------------------


                     AGENT             COVERAGE           EXPIRATION          PREMIUM
    CARRIER          NAME               AMOUNT               DATE           PAID TO DATE
USBC - Legion      Andreini &         1,000,000             9/23/01             1/31/01
AWT-State Fund     Company            1,000,000             9/23/01             1/31/01



Penn America       Mark Novy          2,000,000             9/23/01             1/31/01
Penn America       Mark Novy
Penn America       Mark Novy


Penn America       Mark Novy          1,000,000             9/23/01             1/31/01



Penn America       Mark Novy          1,000,000             9/23/01             1/31/01






Lloyds of London   Mark Novy       Comp & Collision         9/23/01             1/31/01


Penn America       Mark Novy          1,007,497                                 1/31/01



Penn America       Mark Novy          5,000,000             9/23/01             1/31/01
General Sec.


Scottsdale         Mark Novy       1,164,478.00             9/26/01             1/31/01

